UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 20, 2003
                                                --------------------------------

                          GS Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)

Delaware                                333-100818               13-6357101
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)

85 Broad Street, New York, New York                                     10004
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 902-1000
                                                  ------------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)

ITEM 5. Other Events

            On December 2, 2002, a registration statement on Form S-3 (the "Registration Statement") for GS Mortgage Securities Corp. (the "Company") was declared effective. Attached as exhibits are certain Computational Materials, (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association) Structural Term Sheets and Collateral Term Sheets, (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities Association) furnished to the Company by Goldman, Sachs & Co. (the "Underwriter") in respect of the Company's proposed offering of certain classes of the GSAMP Mortgage Loan Trust 2003-AHL, Mortgage Pass-Through Certificates, Series 2003-AHL (such classes, the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Computational Materials, Structural Term Sheets and Collateral Term Sheets by reference in the Registration Statement.

            Any statement or information contained in the attached Computational Materials, Structural Term Sheets and Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7. Financial Statements and Exhibits

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.             Description
            -----------------       -----------

            (99.1) Collateral Term Sheets prepared by Goldman, Sachs & Co. in connection with certain classes of the GSAMP Mortgage Loan Trust 2003-AHL, Mortgage Pass-Through
                                    Certificates, Series 2003-AHL.

            (99.2) Structural and Collateral Term Sheets and Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of the GSAMP Mortgage Loan Trust 2003-AHL, Mortgage Pass-Through
                                    Certificates, Series 2003-AHL.

            (99.3) Collateral Term Sheet prepared by Goldman, Sachs & Co. in connection with certain classes of the GSAMP Mortgage Loan Trust 2003-AHL, Mortgage Pass-Through
                                    Certificates, Series 2003-AHL.

            (99.4) Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of the GSAMP Mortgage Loan Trust 2003-AHL, Mortgage Pass-Through
                                    Certificates, Series 2003-AHL.

            (99.5) Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of the GSAMP Mortgage Loan Trust 2003-AHL, Mortgage Pass-Through
                                    Certificates, Series 2003-AHL.

            (99.6) Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of the GSAMP Mortgage Loan Trust 2003-AHL, Mortgage Pass-Through
                                    Certificates, Series 2003-AHL.

            (99.7) Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of the GSAMP Mortgage Loan Trust 2003-AHL, Mortgage Pass-Through
                                    Certificates, Series 2003-AHL.

            (99.8) Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of the GSAMP Mortgage Loan Trust 2003-AHL, Mortgage Pass-Through
                                    Certificates, Series 2003-AHL.

            (99.9) Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of the GSAMP Mortgage Loan Trust 2003-AHL, Mortgage Pass-Through
                                    Certificates, Series 2003-AHL.

            (99.10) Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of the GSAMP Mortgage Loan Trust 2003-AHL, Mortgage Pass-Through
                                    Certificates, Series 2003-AHL.

            (99.11) Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of the GSAMP Mortgage Loan Trust 2003-AHL, Mortgage Pass-Through
                                    Certificates, Series 2003-AHL.

            (99.12) Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of the GSAMP Mortgage Loan Trust 2003-AHL, Mortgage Pass-Through
                                    Certificates, Series 2003-AHL.

            (99.13) Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of the GSAMP Mortgage Loan Trust 2003-AHL, Mortgage Pass-Through
                                    Certificates, Series 2003-AHL.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GS MORTGAGE SECURITIES CORP.

      October 22, 2003

                                        By:        /s/ Samuel Ramos
                                            ------------------------------------
                                            Name:  Samuel Ramos
                                            Title: Secretary

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

(99.1)            Collateral Term Sheets prepared by                    (E)
                  Goldman, Sachs & Co. in connection with
                  certain classes of the GSAMP Mortgage Loan
                  Trust 2003-AHL, Mortgage Pass-Through
                  Certificates, Series 2003-AHL.

(99.2)            Structural and Collateral Term Sheets and             (E)
                  Computational Materials prepared by
                  Goldman, Sachs & Co. in connection with
                  certain classes of the GSAMP Mortgage Loan
                  Trust 2003-AHL, Mortgage Pass-Through
                  Certificates, Series 2003-AHL.

(99.3)            Collateral Term Sheet prepared by Goldman,            (E)
                  Sachs & Co. in connection with certain
                  classes of the GSAMP Mortgage Loan Trust
                  2003-AHL, Mortgage Pass-Through
                  Certificates, Series 2003-AHL.

(99.4)            Computational Materials prepared by                   (E)
                  Goldman, Sachs & Co. in connection with
                  certain classes of the GSAMP Mortgage Loan
                  Trust 2003-AHL, Mortgage Pass-Through
                  Certificates, Series 2003-AHL.

(99.5)            Computational Materials prepared by                   (E)
                  Goldman, Sachs & Co. in connection with
                  certain classes of the GSAMP Mortgage Loan
                  Trust 2003-AHL, Mortgage Pass-Through
                  Certificates, Series 2003-AHL.

(99.6)            Computational Materials prepared by                   (E)
                  Goldman, Sachs & Co. in connection with
                  certain classes of the GSAMP Mortgage Loan
                  Trust 2003-AHL, Mortgage Pass-Through
                  Certificates, Series 2003-AHL.

(99.7)            Computational Materials prepared by                   (E)
                  Goldman, Sachs & Co. in connection with
                  certain classes of the GSAMP Mortgage Loan
                  Trust 2003-AHL, Mortgage Pass-Through
                  Certificates, Series 2003-AHL.

(99.8)            Computational Materials prepared by                   (E)
                  Goldman, Sachs & Co. in connection with
                  certain classes of the GSAMP Mortgage Loan
                  Trust 2003-AHL, Mortgage Pass-Through
                  Certificates, Series 2003-AHL.

(99.9)            Computational Materials prepared by                   (E)
                  Goldman, Sachs & Co. in connection with
                  certain classes of the GSAMP Mortgage Loan
                  Trust 2003-AHL, Mortgage Pass-Through
                  Certificates, Series 2003-AHL.

(99.10)           Computational Materials prepared by                   (E)
                  Goldman, Sachs & Co. in connection with
                  certain classes of the GSAMP Mortgage Loan
                  Trust 2003-AHL, Mortgage Pass-Through
                  Certificates, Series 2003-AHL.

(99.11)           Computational Materials prepared by                   (E)
                  Goldman, Sachs & Co. in connection with
                  certain classes of the GSAMP Mortgage Loan
                  Trust 2003-AHL, Mortgage Pass-Through
                  Certificates, Series 2003-AHL.

(99.12)           Computational Materials prepared by                   (E)
                  Goldman, Sachs & Co. in connection with
                  certain classes of the GSAMP Mortgage Loan
                  Trust 2003-AHL, Mortgage Pass-Through
                  Certificates, Series 2003-AHL.

(99.13)           Computational Materials prepared by                   (E)
                  Goldman, Sachs & Co. in connection with
                  certain classes of the GSAMP Mortgage Loan
                  Trust 2003-AHL, Mortgage Pass-Through
                  Certificates, Series 2003-AHL.